EXHIBIT 10.7
                                                                     (All Float)

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                                    VT INC.,
                                  AS TRUSTEE OF
                                  WORLD OMNI LT


                                       AND


                           WORLD OMNI FINANCIAL CORP.




                              SUPPLEMENT 1999-A TO
                               SERVICING AGREEMENT


                           DATED AS OF AUGUST 1, 1999

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                                TABLE OF CONTENTS
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                                                                                                               Page
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RECITALS..........................................................................................................2


ARTICLE SIX.......................................................................................................4

         Section 6.01.     Definitions............................................................................4

ARTICLE SEVEN.....................................................................................................6

         Section 7.01.     Organization and Standing..............................................................6
         Section 7.02.     Authorization, Execution and Delivery; No Conflicts....................................6
         Section 7.03.     Approvals..............................................................................6
         Section 7.04.     Enforceability.........................................................................7
         Section 7.05.     Litigation.............................................................................7
         Section 7.06.     Representations to the RV Insurer......................................................7

ARTICLE EIGHT.....................................................................................................7

         Section 8.01.     Initial Creation of 1999-A SUBI Portfolio..............................................7
         Section 8.02.     Subsequent Additions to 1999-A SUBI Portfolio..........................................8
         Section 8.03.     Servicer Payment in Respect of Certain.................................................9
         Section 8.04.     Filings................................................................................9

ARTICLE NINE.....................................................................................................10

         Section 9.01.     Servicer Bound by Servicing Agreement.................................................10
         Section 9.02.     Collection of Monthly Lease Payments and Remittances; Application of
                           Proceeds; Accounts....................................................................10
         Section 9.03.     Records...............................................................................13
         Section 9.04.     Advances..............................................................................14
         Section 9.05.     Payment of Certain Fees and Expenses; No Offset.......................................14
         Section 9.06.     Servicing Compensation................................................................14
         Section 9.07.     Repossession and Sale of Leased Vehicles..............................................15
         Section 9.08.     Indemnification by Servicer...........................................................15
         Section 9.09.     Third Party Claims....................................................................15
         Section 9.10.     Insurance Policies....................................................................16
         Section 9.11.     Servicer Not to Resign; Assignment....................................................16
         Section 9.12.     Obligor Insurance Coverage in Respect of..............................................17
         Section 9.13.     Corporate Existence; Status; Merger...................................................17
         Section 9.14.     Mobile Leased Premises................................................................17
         Section 9.15.     Servicer Administrative Duties under the Transaction Documents........................18

ARTICLE TEN......................................................................................................18

         Section 10.01.    Reporting by the Servicer.............................................................18
         Section 10.02.    Annual Accountants'Reports............................................................18
         Section 10.03.    Other Certificates and Notices from Servicer..........................................18
         Section 10.04.    Tax Returns...........................................................................19

ARTICLE ELEVEN...................................................................................................19

         Section 11.01.    Events of Default; Termination of.....................................................19
         Section 11.02.    No Effect on Other Parties............................................................22
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ARTICLE TWELVE...................................................................................................22

         Section 12.01.    Termination of Agreement..............................................................22
         Section 12.02.    Amendment.............................................................................22
         Section 12.03.    Governing Law.........................................................................23
         Section 12.04.    Notices...............................................................................23
         Section 12.05.    Severability..........................................................................23
         Section 12.06.    Inspection and Audit Rights...........................................................23
         Section 12.07.    Binding Effect........................................................................24
         Section 12.08.    Article and Section Headings..........................................................24
         Section 12.09.    Execution in Counterparts.............................................................24
         Section 12.10.    Rights Cumulative.....................................................................24
         Section 12.11.    Further Assurances....................................................................24
         Section 12.12.    Third-Party Beneficiaries.............................................................24

EXHIBITS

EXHIBIT A - Schedule of 1999-A Leases and 1999-A
            Leased Vehicles as of the Initial Cutoff Date...................................................... A-1

EXHIBIT B - Form of Servicer's Certificate..................................................................... B-1
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                              SUPPLEMENT 1999-A TO
                               SERVICING AGREEMENT

                  SUPPLEMENT 1999-A TO SERVICING AGREEMENT (the "Supplement"), dated as of August 1, 1999, between VT INC., an Alabama corporation, as trustee (hereinafter, together with its successors and assigns, the "Origination Trustee") of WORLD OMNI LT, an Alabama business trust (the "Origination Trust"), and WORLD OMNI FINANCIAL CORP., a Florida corporation (the "Servicer").

                                    RECITALS

                  A. Auto Lease Finance L.P. ("ALF LP"), the Origination Trustee and, for certain limited purposes set forth therein, U.S. Bank National Association (formerly known as First Bank National Association and successor trustee to Bank of America Illinois, an Illinois banking corporation) (together with its successors, "U.S. Bank" and, in its capacity as Trust Agent as defined in the Servicing Agreement (as defined herein), the "Trust Agent") have entered into that certain Second Amended and Restated Trust Agreement dated as of July 1, 1994 (amending and restating that certain original Trust Agreement dated as of November 1, 1993, among Auto Lease Finance, Inc. ("ALFI"), the Origination Trustee and U.S. Bank, and that certain Amended and Restated Trust Agreement dated as of June 1, 1994 among ALFI, ALF LP, the Origination Trustee and U.S.
Bank) as amended by that certain Amendment No. 1 to Second Amended and Restated Trust Agreement dated as of November 1, 1994, among the same parties and as amended by that certain Amendment No. 2 to Second Amended and Restated Trust Agreement dated as of September 23, 1998, among the same parties (as so amended and restated, and as it may be further amended, supplemented or modified, the "Origination Trust Agreement"), pursuant to which ALFI and the Origination Trustee formed the Origination Trust for the purpose of taking assignments and conveyances of, holding in trust and dealing in, various Trust Assets (as defined in the Origination Trust Agreement) in accordance with the Origination Trust Agreement. ALFI and the Servicer have entered into that certain Limited Partnership Agreement dated as of June 1, 1994, as amended and restated by that certain First Amended and Restated Limited Partnership Agreement dated as of July 1, 1994, pursuant to which ALF LP was formed and ALFI contributed to ALF LP all of its right, title and interest in and to the Origination Trust.

                  B. On September 23, 1998, ALFI was merged with and into Auto Lease Finance LLC ("ALF LLC"), a Delaware single member limited liability company the sole member of which is WOFCO, pursuant to that certain Assignment of General Partnership Interest and Amendment to Amended and Restated Limited Partnership Agreement of Auto Lease Finance L.P. dated as of September 23, 1998 among the Servicer, ALFI and ALF LLC and that certain Certificate of Merger dated September 23, 1998 filed by WOFCO with the Secretary of State for the State of Delaware whereby ALF LLC succeeded to all of the rights and obligations of ALFI, including but not limited to those as general partner of ALF LP, as reflected in the Amended and Restated Certificate of Limited Partnership of ALF LP filed with the Delaware Secretary of State as of September 23, 1998.

                  C. The parties hereto also have entered into that certain Second Amended and Restated Servicing Agreement dated as of July 1, 1994 as amended by that certain Amendment No. 1 to Second and Amended Restated Servicing Agreement dated as of September 23, 1998, among the same parties (as the same has been supplemented, is supplemented hereby and may be further amended, supplemented or modified, the "Servicing Agreement"), amending and restating that certain original Servicing Agreement dated as of November 1, 1993, and that certain Amended and Restated Servicing Agreement dated as of June 1, 1994, which provides for, among other things, the servicing of the Trust Assets by the Servicer.

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                  D. Concurrently herewith, and as contemplated by the Servicing
Agreement and the Origination Trust Agreement, ALF LP, the Origination Trustee, U.S. Bank and World Omni Lease Securitization L.P. (the "Transferor") are entering into that certain Supplement 1999-A to Trust Agreement dated as of August 1, 1999 (the "1999-A SUBI Supplement"), pursuant to which the Origination Trustee, on behalf of the Origination Trust and at the direction of ALF LP, which also will be at that time a beneficiary of the Origination Trust, will create and issue to ALF LP a special unit of beneficial interest in the Origination Trust, or SUBI (as defined in the Origination Trust Agreement) (such SUBI, the "1999-A SUBI"), whose beneficiaries generally will be entitled to the net cash flow arising from, but only from, the related SUBI Portfolio (as defined in the Origination Trust Agreement) (such SUBI Portfolio, the "1999-A SUBI Portfolio"), a SUBI Certificate (as defined in the Origination Trust Agreement) representing a 100% beneficial interest in the 1999-A SUBI (such SUBI Certificate, the "1999-A SUBI Certificate"), all as set forth in the Origination Trust Agreement and the 1999-A SUBI Supplement.

                  E. Also concurrently herewith, ALF LP and the Transferor are entering into that certain SUBI Certificate Purchase and Sale Agreement dated as of August 1, 1999, pursuant to which ALF LP is selling to the Transferor, without recourse, all of ALF LP's right, title and interest in and to the 1999-A SUBI and the 1999-A SUBI Certificate, all moneys due thereon and paid thereon or in respect thereof and the right to realize on any property that may be deemed to secure the 1999-A SUBI, and all proceeds thereof, all in consideration of the cash payment to ALF LP of an amount equal to the Aggregate Net Investment Value (as defined in the Securitization Trust Agreement) of the 1999-A SUBI Portfolio as of the Initial Cutoff Date (as defined in the 1999-A SUBI Supplement).

                  F. Also concurrently herewith, and as contemplated by the Servicing Agreement and the Origination Trust Agreement, the Transferor, Chase Manhattan Bank Delaware, as owner trustee (the "Owner Trustee") and Harris Trust and Savings Bank, as indenture trustee (the "Indenture Trustee") are entering into that certain Securitization Trust Agreement dated as of August 1, 1999 (the "Securitization Trust Agreement") pursuant to which the 1999-A SUBI Certificate will be transferred to the Securitization Trust and then pledged to the Indenture Trustee, in that capacity, in connection with a Securitized Financing (as defined in the Origination Trust Agreement) by the Transferor.

                  G. Also concurrently herewith, the Indenture Trustee and the Securitization Trust are entering into that certain Indenture dated as of August 1, 1999 (the "Indenture") pursuant to which, among other things, the Securitization Trust will issue the Notes (as defined below) and the Securitization Trust will grant a security interest to the Indenture Trustee with respect to all of the Trust Estate.

                  H. The parties desire to supplement the terms of the Servicing Agreement insofar as they apply to the 1999-A SUBI, the 1999-A SUBI Portfolio, and the 1999-A SUBI Certificate to provide for further specific servicing obligations that will benefit the holders of the 1999-A SUBI Certificate and the parties to and the beneficiaries of the Securitized Financing contemplated by the Securitization Trust Agreement, all as generally contemplated by the Servicing Agreement.

                  NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained and in the Servicing Agreement, the parties hereto agree to the following supplemental obligations with regard to the 1999-A SUBI
Portfolio:

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                                   ARTICLE SIX
                                   DEFINITIONS

                  Section 6.01. Definitions.

                  For all purposes of this Supplement, except as otherwise expressly provided or unless the context otherwise requires, (a) unless otherwise defined herein, all capitalized terms used herein shall have the meanings attributed to them by Section 1.01 of the Servicing Agreement, by
Section 0.01 of the Origination Trust Agreement, by Section 13.01 of the 1999-A SUBI Supplement, or by Section 1.01 of the Securitization Trust Agreement, as applicable, (b) the capitalized terms defined in this Supplement have the meanings assigned to them in this Supplement and include (i) all genders and
(ii) the plural as well as the singular, (c) all references to words such as "herein", "hereof" and the like shall refer to this Supplement as a whole and not to any particular article or section within this Supplement, (d) the term "include" and all variations thereon shall mean "include without limitation",
(e) the term "or" shall include "and/or", and (f) any reference herein to the "Origination Trustee, acting on behalf of the Origination Trust," or words of similar import, shall be deemed to mean the Origination Trustee, acting on behalf of the Origination Trust and all beneficiaries thereof.

                  "Advance" means, (i) with respect to all Delinquent Leases included in the 1999-A SUBI Portfolio during a Collection Period, an aggregate advance required to be made with respect to such Delinquent Leases, the amount of which shall equal the sum of all Monthly Lease Payments due but not received during such Collection Period; provided, however, that for purposes of this definition, the term "Delinquent Lease" shall have the meaning set forth in the 1999-A SUBI Supplement, except that it shall refer to 1999-A Leases that are 31 days or more past due, not 61 days or more past due; and (ii) with respect to Leases that are included in the 1999-A SUBI Portfolio during a Collection Period but which are not Delinquent Leases, an aggregate advance permitted (but not required) to be made with respect to any Monthly Lease Payments under such Leases that are one or more days, but less than 31 days, past due.

                  "ALFI" and "ALF LP " have the respective meanings set forth in Recital A.

                  "ALF LLC" has the meaning set forth in Recital B.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Current Liability" means, with respect to any Plan, the present value of the accrued benefits under the Plan, as set forth in the most recent audited consolidated financial statements of JM Family Enterprises, Inc. and its subsidiaries.

                  "Eligible Servicer" means the Trust Agent or an entity that is currently servicing a portfolio of automobile and/or light truck retail installment lease contracts, that is legally qualified and has the capacity to service the 1999-A Leases and that has demonstrated the ability to service a portfolio of similar lease contracts professionally and competently in accordance with high standards of skill and care.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed to refer also to any successor sections.

                  "ERISA Affiliate" means each person (as defined in Section 3(9) of ERISA) which, together with the identified person, would be deemed to be a member of the same "controlled group" within the meaning of Section 414(b),
(c), (m) and (o) of the Code or Section 4001 of ERISA.

                  "Indenture" has the meaning set forth in Recital G.

                  "Indenture Trustee" has the meaning set forth in Recital F.

                  "1999-A SUBI" has the meaning set forth in Recital D.

                  "1999-A SUBI Account" means any SUBI Account related to the 1999-A SUBI.

                  "1999-A Servicer Event of Default" means any of the acts, events or occurrences set forth in Section 11.01.

                  "1999-A SUBI Portfolio" has the meaning set forth in Recital
D.

                  "1999-A SUBI Supplement" has the meaning set forth in Recital
D.

                  "Nonrecoverable Advance" means any Advance that, in the Servicer's reasonable judgment, may not be ultimately recoverable by the Servicer from Matured Leased Vehicle Proceeds, Repossessed Vehicle Proceeds or other Liquidation Proceeds or Insurance Proceeds, any Residual Value Insurance Policy or otherwise.

                  "Origination Trust" has the meaning set forth in the Preamble.

                  "Origination Trust Agreement" has the meaning set forth in Recital A.

                  "Origination Trust Expenses" has the meaning set forth in
Section 9.02(f).

                  "Origination Trustee" has the meaning set forth in the Preamble.

                  "Owner Trustee" has the meaning set forth in Recital F.

                  "Plan" means an "employee benefit plan," as such term is defined in Section 3(3) of ERISA.

                  "Prospectus" means that certain prospectus dated August [___], 1999 relating to the public offering of the Class A Notes issued by the Securitization Trust.

                  "Residual Value Loss Determination Date" means, with respect to a Collection Period, the [tenth] day of the following month, or if that day is not a Business Day, the next Business Day, or (with respect to the first Residual Value Loss Determination Date) [October 10], 1999.

                  "Securitization Trust" means the trust created by the Securitization Trust Agreement.

                  "Securitization Trust Agreement" has the meaning set forth in Recital F.

                  "Servicer Letter of Credit" means a letter of credit, surety bond or insurance policy under which demands for payment may be made to secure timely remittance by the Servicer of monthly collections received in respect of the 1999-A SUBI Assets to the 1999-A SUBI Collection Account.

                  "Servicer Reimbursement" has the meaning set forth in Section 9.02(g).

                  "Servicer's Certificate" has the meaning set forth in Section 10.01.

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                  "Servicing Agreement" has the meaning set forth in Recital C.

                  "Supplement" has the meaning set forth in the Preamble.

                  "Transferor" has the meaning set forth in Recital D.

                  "Trust Agent" has the meaning set forth in Recital A.

                  "Unfunded Current Liability" of any Plan means the amount, if any, by which the present value of the accrued benefits under the Plan as of the close of its most recent Plan year exceeds the value of the Plan's assets, which value shall be determined as set forth in the most recent audited consolidated financial statements of JM Family Enterprises, Inc. and its subsidiaries.

                  "U.S. Bank" has the meaning set forth in Recital A.

                                  ARTICLE SEVEN
                   REPRESENTATIONS AND WARRANTIES OF SERVICER

                  The Servicer represents and warrants to the Owner Trustee and Indenture Trustee as follows:

                  Section 7.01. Organization and Standing.

                  The Servicer: (i) is a corporation validly organized and existing and in good standing under the laws of the State of Florida; (ii) has qualified to do business as a foreign corporation and is in good standing in the State of Alabama and any other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the ability of the Servicer to carry out its obligations as Servicer under the Servicing Agreement or this Supplement; (iii) has full power, authority and legal right to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under the Servicing Agreement and this Supplement; and (iv) holds all requisite licenses and permits, the absence of which would have a material adverse effect on its ability to carry on its business as presently conducted.

                  Section 7.02. Authorization, Execution and Delivery; No
                                Conflicts.

                  The execution and delivery by the Servicer of this Supplement are within the corporate power of the Servicer and have been duly authorized by all necessary corporate action on the part of the Servicer. Neither the execution and delivery of this Supplement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default (with notice or passage of time or both) under any provision of any law, governmental rule, regulation, judgment, decree or order binding on the Servicer or its properties or the articles of incorporation or bylaws of the Servicer, or any provision of any indenture, mortgage, contract or other instrument to which the Servicer is a party or by which it is bound, or result in the acceleration of any obligation under, or the creation or imposition of any Lien upon, any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument.

                  Section 7.03. Approvals.

                  The Servicer has obtained or made all necessary licenses, consents, approvals, waivers and notifications of creditors, lessors and other nongovernmental persons, in each case in connection with the execution and delivery of this Supplement and the consummation of all the transactions herein

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contemplated, and the Servicer is not required to obtain the consent of any other party or the consent, license, approval, waiver or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Supplement.

                  Section 7.04. Enforceability.

                  This Supplement constitutes a legal, valid and binding instrument enforceable against the Servicer in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, and other similar laws relating to the enforcement of creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  Section 7.05. Litigation.

                  There are no actions, suits or proceedings pending or, to the knowledge of the Servicer, threatened against or affecting the Servicer or any Affiliate thereof, before or by any court, administrative agency, arbitrator or governmental body with respect to any of the transactions contemplated by this Supplement, or which will, if determined adversely to the Servicer or any such Affiliate, materially and adversely affect the Servicer's ability to perform its obligations hereunder. The Servicer is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as materially and adversely to affect the transactions contemplated by this Supplement.

                  Section 7.06. Representations to the RV Insurer.

                  The Servicer has made no material misrepresentations to the RV Insurer regarding any matter in the process of arranging for and negotiating the terms of the Residual Value Insurance Policy.

                                  ARTICLE EIGHT
                             CREATION OF 1999-A SUBI

                  Section 8.01. Initial Creation of 1999-A SUBI Portfolio.

                  (a) Pursuant to Section 4.02 of the Origination Trust Agreement and Section 11.01 of the 1999-A SUBI Supplement, the Origination Trustee has been directed to cause to be identified and allocated on the books and records of the Origination Trust an initial separate portfolio of SUBI Assets consisting of Leases, related Leased Vehicles and other associated Trust Assets, which Trust Assets shall meet the criteria specified therein. Pursuant to Section 2.02(f) of the Servicing Agreement, the Origination Trustee, on behalf of the Origination Trust, hereby directs that the Servicer so identify and allocate such a separate portfolio of SUBI Assets consisting of Leases, related Leased Vehicles and other associated Trust Assets from among all those Leases, related Leased Vehicles and other associated Trust Assets owned by the Origination Trustee, on behalf of the Origination Trust, and currently accounted for as part of the Undivided Trust Interest.

                  (b) Pursuant to subsection (a) above and Section 2.02(f) of the Servicing Agreement, the Servicer hereby identifies and allocates the portfolio of Leases, related Leased Vehicles and other associated Trust Assets (as described in clauses (i) through (ii) of the first sentence of Section 11.01(a) of the 1999-A SUBI Supplement) more particularly described on Exhibit A hereto (which is in substantially the form of a Schedule of Leases and Leased Vehicles), in order to create the initial 1999-A SUBI Portfolio.

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                  (c) The Servicer hereby represents and warrants to the
Origination Trustee, on behalf of the Origination Trust, to the Owner Trustee, on behalf of the Certificateholder, and to the Indenture Trustee, on behalf of the Noteholders, that (i) all 1999-A Leases as of the Initial Cutoff Date were Eligible Leases as of the Initial Cutoff Date, (ii) no adverse selection procedures were employed in selecting such 1999-A Leases, and (iii) it is not aware of any bias in the selection of such 1999-A Leases that would cause the delinquencies or losses therein to be worse than those of other Leases.

                  Section 8.02. Subsequent Additions to 1999-A SUBI Portfolio.

                  (a) Pursuant to Section 11.02 of the 1999-A SUBI Supplement, the Origination Trustee has been directed to cause to be identified and allocated on the books and records of the Origination Trust on or before each Transfer Date certain additional Eligible Leases, related Leased Vehicles and other associated Trust Assets not then allocated, or reserved for allocation to, any SUBI Portfolio, with an aggregate Discounted Principal Balance determined as provided for in such Section. Pursuant to Section 2.02(f) of the Servicing Agreement, the Origination Trustee, on behalf of the Origination Trust, hereby directs that the Servicer identify such additional Eligible Leases, related Leased Vehicles and other associated Trust Assets (as described in clauses (i) and (ii) of the first sentence of Section 11.01(a) of the 1999-A SUBI Supplement and as meet the other requirements set forth in Section 11.02 thereof) on or before each Transfer Date, and cause such Leases and Leased Vehicles to be specifically identified on the revised Schedule of Leases and Leased Vehicles to be delivered pursuant to Section 10.01 hereof. On each such Transfer Date, but effective as of the related Subsequent Cutoff Date, such additional Eligible Leases, Leased Vehicles and other associated Trust Assets shall be added to the 1999-A SUBI Portfolio as additional 1999-A SUBI Assets.

                  (b) The Servicer shall give one Business Day's prior notice to the Indenture Trustee of each Transfer Date. On each Transfer Date, prior to the reallocation described in the last sentence of subparagraph (a), the Servicer also shall provide to the Origination Trustee, on behalf of the Origination Trust, and the Indenture Trustee, on behalf of the Noteholders, an Officer's Certificate certifying that (i) all 1999-A Leases added to the 1999-A SUBI Portfolio on that date were Eligible Leases as of the relevant Subsequent Cutoff Date, (ii) no adverse selection procedures were employed in selecting such 1999-A Leases, (iii) it is not aware of any bias in the selection of such 1999-A Leases that would cause the delinquencies or losses thereof to be worse than other Leases, other than the fact that such 1999-A Leases were selected from all Eligible Leases not then allocated to any SUBI Portfolio or reserved for allocation to another SUBI Portfolio (as provided in Section 11.08 of the 1999-A SUBI Supplement) and (iv) unless the Indenture Trustee receives confirmation (written or oral) from each Rating Agency to the effect that the use of different criteria would not result in the qualification, reduction or withdrawal of its then current rating on any Rated Notes, after giving effect to such reallocation (A) each such 1999-A Lease will be allocated to the 1999-A SUBI Portfolio based upon its Discounted Principal Balance as of the relevant Subsequent Cutoff Date, (B) the weighted average remaining term of all 1999-A Leases will be not greater than [__] months, and (C) the weighted average Booked Residual Value of all 1999-A Leases, as a percentage of the aggregate Outstanding Principal Balance of the 1999-A Leases, will be not greater than [__]%, based on the characteristics of each 1999-A Lease as of its date of origination.

                  (c) Except in the circumstances set forth in Section 11.02(e) of the 1999-A SUBI Supplement, on each Transfer Date, the Servicer shall transfer from the 1999-A SUBI Collection Account to the Lease Funding Account an amount equal to the aggregate Discounted Principal Balance as of the relevant Subsequent Cutoff Date of the 1999-A Leases then being added to the 1999-A SUBI Portfolio pursuant to Section 11.02(a) of the 1999-A SUBI Supplement.

                  (d) In the circumstances set forth in Section 11.02(e) of the 1999-A SUBI Supplement, the Servicer shall transfer from the 1999-A SUBI Collection Account to the 1999-A SUBI Lease Account the amounts specified in such Section.

                  Section 8.03. Servicer Payment in Respect of Certain Leases
                                and Leased Vehicles.

                  (a) The representation and warranty of the Servicer set forth in Section 8.01(c), and the certifications of the Servicer pursuant to Section 8.02(b)(i), with respect to each 1999-A Lease shall survive delivery of the related Lease Documents to the Servicer and shall continue so long as such 1999-A Lease remains outstanding, or until the termination of the Securitization Trust Agreement pursuant to Section 7.01 thereof, whichever occurs earlier. Upon discovery by the Origination Trustee, the Owner Trustee, the Indenture Trustee or the Servicer that any such representation or warranty was incorrect as of the time effective and materially and adversely affects such 1999-A Lease, the party discovering such incorrectness shall give prompt written notice to the others. Within 60 days of its discovery of such incorrectness or notice to such effect to the Servicer, the Servicer shall cure in all material respects the circumstances or condition in respect of which the representation or warranty was incorrect as of the time effective. If the Servicer is unable or unwilling to do so timely, it shall, as the sole remedy for such breach, promptly (i) deposit (or cause to be deposited) into the 1999-A SUBI Collection Account an amount equal to the then Discounted Principal Balance of such Lease as of the Deposit Date related to the Collection Period in which the 60-day cure period ended, plus an amount equal to the imputed interest, or lease charge, portion of any Monthly Lease Payments with respect thereto at the related Lease Rate that was delinquent as of that Collection Period, (ii) reallocate such Lease and the related Leased Vehicle from the 1999-A SUBI Portfolio to the UTI Portfolio, and
(iii) indemnify, defend and hold harmless the holders of any 1999-A SUBI Certificate (including without limitation the Owner Trustee on behalf of the Certificateholder and the Indenture Trustee on behalf of the Noteholders) and any subsequent servicer (if other than the current Servicer) from and against, any and all loss or liability with respect to or resulting from any such Lease or Leased Vehicle (including without limitation the reasonable fees and expenses of counsel). Notwithstanding the foregoing, if any reallocation described in clause (ii) would cause the Transferor Interest to be equal to or less than zero, the Servicer also shall deposit promptly into the 1999-A SUBI Collection Account an amount so that the Transferor Interest will not be reduced to less than zero, and the reallocation will not be made until such deposit has been made.

                  (b) In the event that the Servicer receives funds from a Dealer required pursuant to such Dealer's obligation under a Dealer Agreement with the Servicer to repurchase a misrepresented Lease or Leased Vehicle included in the 1999-A SUBI Portfolio, the Servicer shall, within two Business Days of receipt thereof, deposit such funds into the 1999-A SUBI Collection Account, which deposit shall satisfy the Servicer's obligations pursuant to
Section 8.03(a)(i), and return to the repurchasing Dealer the Certificate of Title and Lease with respect to such Leased Vehicle.

                  (c) The obligations of the Servicer pursuant to this Section
8.03 shall survive any termination of the Servicer with respect to the 1999-A SUBI Portfolio under this Supplement or the Servicing Agreement.

                  Section 8.04. Filings.

                  The Servicer will undertake all other and future actions and activities as may be reasonably necessary to perfect (or evidence) and confirm the foregoing allocations of Trust Assets to the 1999-A SUBI Portfolio and the backup security interest therein of the Indenture Trustee including without limitation filing or causing to be filed UCC financing statements and executing and delivering all related filings, documents or writings as may be reasonably necessary hereunder or under any other Securitization Trust Documents (including the Indenture and the Backup Security Agreement), whether on its own behalf or pursuant to the power of attorney granted by the Grantor pursuant to Section
11.04 of the 1999-A SUBI Supplement; provided, however, that in no event shall the Servicer be required to take any action to perfect a security interest that may be held by the Securitization Trust or the Indenture Trustee in any 1999-A Leased Vehicle.

                                  ARTICLE NINE
                            SPECIFIC REQUIREMENTS FOR
                     ADMINISTRATION AND SERVICING OF LEASES
                            IN 1999-A SUBI PORTFOLIO

                  Section 9.01. Servicer Bound by Servicing Agreement.

                  (a) Except as otherwise specifically provided herein: (i) the Servicer shall continue to be bound by all provisions of the Servicing Agreement with respect to the Leases, Leased Vehicles and other associated Trust Assets in the 1999-A SUBI Portfolio, including without limitation the provisions of Article Two thereof relating to the administration and servicing of Leases; and
(ii) the provisions set forth herein shall operate either as additions to or modifications of the already-extant obligations of the Servicer under the Servicing Agreement, as the context may require. In the event of any conflict between the provisions of this Supplement and the Servicing Agreement with respect to the 1999-A SUBI, the provisions of this Supplement shall prevail.

                  (b) For purposes of determining the Servicer's obligations with respect to the servicing of the 1999-A SUBI Portfolio under this Supplement (including without limitation pursuant to Article Two thereof), general references in the Servicing Agreement to: (i) a SUBI Account shall be deemed to refer more specifically to the 1999-A SUBI Account; (ii) a SUBI Asset shall be deemed to refer more specifically to a 1999-A SUBI Asset; (iii) an appropriate or applicable SUBI Collection Account shall be deemed to refer more specifically to the 1999-A SUBI Collection Account; (iv) an appropriate or applicable SUBI Lease Account shall be deemed to refer more specifically to a 1999-A SUBI Lease Account; (v) a SUBI Portfolio shall be deemed to refer more specifically to the 1999-A SUBI Portfolio; (vi) a SUBI Servicing Agreement Supplement shall be deemed to refer more specifically to this Supplement; and (vii) a SUBI Supplement shall be deemed to refer more specifically to the 1999-A SUBI Supplement.

                  (c) Coincident with the execution and delivery of this Supplement, the Servicer shall furnish the Indenture Trustee, on behalf of the Noteholders with an Officer's Certificate listing the officers of the Servicer currently involved in, or responsible for, the administration and servicing of the Leases in the 1999-A SUBI Portfolio, which list shall from time to time be updated by the Servicer.

                  Section 9.02. Collection of Monthly Lease Payments and
                                Remittances; Application of Proceeds; Accounts.

                  (a) With reference to Section 2.02(b) of the Servicing
Agreement:

                      i) the Servicer shall transfer into the 1999-A SUBI Collection Account any Extension Fee that it may receive in connection with the extension of a 1999-A Lease;

                      ii) except as provided in clause (iii) below, the extended Maturity Date of any 1999-A Lease may not occur later than the last day of the Collection Period related to the Final Scheduled Distribution Date;

                      iii) for any extension of a 1999-A Lease for any non-credit-related reason, the Servicer will reduce the Booked Residual Value of the related 1999-A Leased Vehicle to reflect any additional scheduled Monthly Lease Payments; and

                      iv) if the Servicer does extend the Maturity Date of a Lease included in the 1999-A SUBI Portfolio by more than a total of five times or by more than five months in the aggregate as described in Section 2.02(b) of the Servicing Agreement, or extends the Maturity Date so that the extended Maturity Date will occur later than the last day of the Collection Period relating to the Final Scheduled Maturity Date, then, as the sole remedy therefor, the Servicer shall, on the Deposit Date related to the Collection Period in which such extension was granted or on the Deposit Date relating to the Collection Period in which the Servicer discovers or is notified that an improper extension was granted, (y) deposit into the 1999-A SUBI Collection Account an amount equal to the then Discounted Principal Balance of such Lease plus an amount equal to the interest, or lease charge, portion of any Monthly Lease Payments with respect thereto at the related Lease Rate that were delinquent as of the end of that Collection Period, and (z) reallocate such Lease and the related Leased Vehicle from the 1999-A SUBI Portfolio to the UTI Portfolio. The obligations of the Servicer pursuant to this Section 9.02(a) shall survive any termination of the Servicer's obligations with respect to the 1999-A SUBI Portfolio under this Supplement or the Servicing Agreement.

                  (b) With reference to Section 2.02(c) of the Servicing Agreement, the Servicer shall, within one (1) Business Day after receipt, deposit all proceeds of claims made under the Residual Value Insurance Policy (as described in Section 9.10(b)) (i) for Insured Residual Value Loss Amounts with respect to the Revolving Period, into the 1999-A SUBI Collection Account for reinvestment in additional Eligible Leases, related Leased Vehicles and other associated Trust Assets as provided in Section 8.02, and (ii) for Insured Residual Value Loss Amounts with respect to the Amortization Period, into the Distribution Account for distribution as provided in clause (ii) of Section 3.03(e) of the Securitization Trust Agreement.

                  (c) With reference to Section 2.02(d) of the Servicing Agreement, the Servicer shall treat all Repossessed Vehicle Proceeds and Matured Leased Vehicle Proceeds in the manner provided for other Liquidation Proceeds; provided, however, as set forth in Section 9.07, that the Servicer may be reimbursed for related unreimbursed Repossessed Vehicle Expenses, Matured Leased Vehicle Expenses, other Liquidation Expenses and Insurance Expenses as provided in subsection (g).

                  (c) With reference to Section 2.04 of the Servicing Agreement, the Servicer shall deposit into the 1999-A SUBI Collection Account on or before each Deposit Date each Security Deposit that became Liquidation Proceeds during the related Collection Period.

                  (e) The Servicer, on behalf of the Origination Trustee, shall establish and maintain in the name of the Indenture Trustee the 1999-A SUBI Collection Account as set forth in Section 12.01(a) of the 1999-A SUBI Supplement. The Servicer, on behalf of the Owner Trustee, shall establish and maintain the Distribution Account, in the name of the Indenture Trustee, as set forth in Section 3.01 of the Securitization Trust Agreement. The Servicer, on behalf of the Owner Trustee, shall establish and maintain the Reserve Fund, in the name of the Indenture Trustee, as set forth in Section 3.04(a) of the Securitization Trust Agreement.

                  (f) On each Determination Date the Servicer shall make the calculations necessary to allow the distribution by the Indenture Trustee to the holder of the 1999-A SUBI Certificate on the related Distribution Date in accordance with Section 12.01(c) of the 1999-A SUBI Supplement. In connection therewith, the Servicer shall determine the amount of Origination Trust expenses and liabilities ("Origination Trust Expenses") incurred or suffered during the preceding Collection Period and shall calculate the allocations of such

Origination Trust Expenses among the various Portfolios, including the 1999-A SUBI Portfolio, in good faith and so as not to disproportionately affect any Portfolio, generally as provided for in Section 7.01(c) of the Origination Trust Agreement. On each Determination Date, the Servicer also shall make the calculations necessary to allow the distributions to Noteholders and others on the related Distribution Date in accordance with Section 3.03 of the Securitization Trust Agreement.

                  (g) On each Deposit Date, the Servicer shall cause the transfer from the 1999-A SUBI Collection Account in respect of the 1999-A SUBI Certificate to the Distribution Account at the direction of the Transferor, as provided in Section 3.02(a) of the Securitization Trust Agreement and Section 12.01(c) of the 1999-A SUBI Supplement. On each Distribution Date, the Servicer shall make the distributions from the Distribution Account and the Reserve Fund in respect of the Notes, as provided in Section 3.03 of the Securitization Trust Agreement, including without limitation any redeposit of Undistributed Transferor Excess Collections into the 1999-A SUBI Collection Account upon receipt of appropriate instructions from the Transferor pursuant to Section 3.03(c) of the Securitization Trust Agreement.

                  (h) To the extent that during any Collection Period: (i) the Servicer has incurred Matured Leased Vehicle Expenses; (ii) the Servicer has incurred any Repossessed Vehicle Expenses or other Liquidation Expenses or Insurance Expenses; (iii) any Monthly Lease Payments arising from a Lease allocated to the 1999-A SUBI Portfolio are received by the Origination Trustee or the Servicer with respect to any prior Collection Period as to which the Servicer has outstanding an unreimbursed Advance; or (iv) any amount of unreimbursed Advances are reasonably determined by the Servicer to be Nonrecoverable Advances, then, on the related Deposit Date, (1) the Servicer shall provide to the Origination Trustee and the Indenture Trustee an Officer's Certificate setting forth the basis for its determination of any such amount and
(2) the Indenture Trustee shall promptly transfer an amount equal to the aggregate of such amounts from the 1999-A SUBI Collection Account to the Lease Funding Account. Thereafter, the Origination Trustee shall remit to the Servicer from the Lease Funding Account the total of such amounts set forth in the first sentence above and clauses (i) through (iv) of the second sentence above, without interest (the "Servicer Reimbursement"). In lieu of causing the Indenture Trustee to transfer to the Lease Funding Account and then remit to the Servicer all or part of any such Servicer Reimbursement, upon providing an Officer's Certificate, the Servicer may deduct from deposits otherwise to be made into the 1999-A SUBI Collection Account, as applicable, an amount up to but not exceeding the total of such amounts as are due and owing to the Servicer.

                  (i) The Servicer shall account to the Origination Trustee, the Indenture Trustee and the Owner Trustee with respect to the 1999-A SUBI Portfolio separately from any other Portfolio.

                  (j) The Servicer shall direct the Indenture Trustee's investments from time to time of funds in the 1999-A SUBI Accounts, the Distribution Account and the Reserve Fund, all as provided for in (and subject to the limitations of) the other Transaction Documents. The maximum permissible maturities of any such investments pursuant to this clause on any date shall be not later than the Business Day immediately preceding the Deposit Date (with regard to investment of funds in 1999-A SUBI Accounts) or the Business Day immediately preceding the Distribution Date (with regard to investment of funds in the Distribution Account and the Reserve Fund) next succeeding the date of such investment, except for (i) investments on which the Indenture Trustee is the obligor (including repurchase agreements on which it, in its commercial capacity, is liable as principal), which may mature on the Deposit Date or Distribution Date, respectively, and (ii) investments during the Revolving Period of Principal Collections on deposit in the 1999-A SUBI Collection Account, which may mature on such dates as specified by the Indenture Trustee at the Servicer's direction so as to maintain the availability of sufficient cash to make the payments described in Sections 8.02(c) and (d) hereof.

                  (k) In the event the Servicer obtains confirmation (written or oral) from each Rating Agency, and provides evidence of such confirmation to the UTI Holder, the Origination Trustee and the Indenture Trustee, to the effect that the utilization by the Servicer of an alternative remittance schedule with respect to collections arising out of the 1999-A SUBI Portfolio to be deposited in the 1999-A SUBI Collection Account pursuant to Section 2.02(c) or (d) of the Servicing Agreement (including but not limited to the use of an alternative remittance schedule pursuant to which the obligations of the Servicer to make such remittances are secured by a Servicer Letter of Credit satisfactory to each such Rating Agency) will not result in a qualification, downgrading or withdrawal of the then-current rating assigned to the Rated Notes by such Rating Agency, (i) this Supplement may be so modified without the consent of any Noteholders pursuant to Section 12.02 of this Agreement and 9.01 of the Securitization Trust Agreement and (ii) the Servicer may remit such collections to the 1999-A SUBI Collection Account in accordance with that alternative remittance schedule.

                  (l) The Servicer may make remittances to the Distribution Account net of certain other amounts, as and to the extent set forth in Section
3.05 of the Securitization Trust Agreement.

                  (m) The parties hereto acknowledge that the Origination Trustee, on behalf of the Origination Trust, has made a complete transfer to the Owner Trustee, on behalf of the Securitization Trust, of the initial proceeds of the 1999-A SUBI Certificate contained in the Distribution Account and the Reserve Fund and, except as provided in this Supplement, the 1999-A SUBI Supplement and the Securitization Trust Agreement, neither the Origination Trustee nor the Servicer has any right to direct such funds to a third party or to receive such funds.

                  (n) In the event of a sale, disposition or other liquidation of the 1999-A SUBI Certificate and the other property of the Securitization Trust pursuant to Section 5.17 of the Indenture, the Servicer shall allocate the net proceeds thereof between Principal Collections and Interest Collections as set forth in Section 5.08 of the Indenture.

                  Section 9.03. Records.

                  Upon the occurrence and during the continuance of a 1999-A Servicer Event of Default hereunder, the Servicer shall, on demand of the Origination Trustee, on behalf of the Origination Trust (either at the request of the Indenture Trustee or, as provided in Section 11.01(b) hereof, upon demand of Noteholders representing more than 50% of the aggregate Percentage Interests (acting as a single Class)), deliver to the Origination Trustee all such data, operating software and appropriate documentation necessary for the servicing of the 1999-A Leases, including but not limited to the related Lease Documents and Title Documents, all moneys collected by it and required to be deposited in any 1999-A SUBI Account on behalf of the Origination Trust, or in the Distribution Account or the Reserve Fund on behalf of the Securitization Trust, all Security Deposits with respect to 1999-A Leases, and any 1999-A Leased Vehicle in the possession of the Servicer that has been repossessed or is part of Matured Leased Vehicle Inventory and in either case has not yet been sold or otherwise disposed of pursuant to Section 2.06 of the Servicing Agreement. Without limitation of the foregoing, if the rights of the Servicer with respect to the 1999-A SUBI Portfolio shall have been terminated in accordance with Section 4.01(b) of the Servicing Agreement and Section 11.01(b) hereof or if this Supplement shall have been terminated pursuant to Section 12.01 hereof, the Servicer shall, upon demand of the Origination Trustee, on behalf of the Origination Trust (either at the request of the Indenture Trustee, the Noteholders representing more than 50% of the aggregate Percentage Interests (acting as a single Class), or otherwise), deliver to the Origination Trustee all such data, operating software and appropriate documentation necessary for the servicing of the 1999-A Leases and all moneys collected by it and required to be deposited, as appropriate, in any 1999-A SUBI Account or the Distribution Account or the Reserve Fund. In addition to delivering such data, operating software and appropriate documentation and moneys, the Servicer shall use its commercially reasonable efforts to effect the orderly and efficient transfer of the servicing of the 1999-A Leases to the party that will be assuming responsibility for such servicing, including, without limitation, directing Obligors to remit payments in respect of those Leases to an account or address designated by the Origination Trustee or such new servicer.

                  Section 9.04. Advances.

                  (a) On or prior to each Deposit Date, the Servicer shall make any Advance required by clause (i) of the definition thereof, and may make any Advance permitted by clause (ii) of the definition thereof which the Servicer chooses to make, into the 1999-A SUBI Collection Account.

                  (b) Notwithstanding any other provision of this Supplement, the Servicer shall not be obligated to make any Advance if and to the extent that the Servicer shall have reasonably determined that any such Advance, if made, would constitute a Nonrecoverable Advance. Any such determination shall be evidenced by an Officer's Certificate of the Servicer furnished to the UTI Holder, the Origination Trustee and the Indenture Trustee setting out the basis for such determination, which determination shall be conclusive and binding absent manifest error.

                  Section 9.05. Payment of Certain Fees and Expenses; No Offset.

                  (a) As part of its obligations hereunder, to the extent that cash flows arising from the 1999-A SUBI Portfolio, as set forth in Section 3.03(b) of the Securitization Trust Agreement, are insufficient to provide for the payment of all fees and expenses due to the Origination Trustee, the Owner Trustee or the Indenture Trustee as Capped Origination Trust Administrative Expenses, Capped Owner Trustee Administrative Expenses, Capped Indenture Trustee Administrative Expenses or Uncapped Administrative Expenses, the Servicer shall advance an amount equal to such excess fees and expenses as they become payable from time to time and agrees to indemnify the Origination Trustee, the Owner Trustee and the Indenture Trustee and their respective agents for such amounts. The Servicer shall be entitled to reimbursement of such advances as set forth in
Section 3.03(b) of the Securitization Trust Agreement. The obligations of the Servicer pursuant to this Section 9.05(a) shall survive any termination of the Servicer's rights and obligations with respect to the 1999-A SUBI Portfolio under this Supplement or the Servicing Agreement.

                  (b) Prior to the termination of the Servicer's rights and obligations with respect to the 1999-A SUBI Portfolio and thereafter if such termination results from a 1999-A Servicer Event of Default, the obligations of the Servicer with respect to the 1999-A SUBI Portfolio shall not be subject to any defense, counterclaim or right of offset that the Servicer has or may have against any UTI Holder, the Origination Trustee on behalf of the Origination Trust, any Special Purpose Affiliate, the Owner Trustee or the Indenture Trustee, whether in respect of this Supplement, the 1999-A SUBI Supplement, the Servicing Agreement, any Securitization Trust Document, any 1999-A Lease, any related Lease Document, any 1999-A Leased Vehicle or otherwise.

                  Section 9.06. Servicing Compensation.

                  (a) Notwithstanding anything to the contrary in Section 2.05 of the Servicing Agreement, (a) the Servicing Rate Portion with regard to the 1999-A SUBI Portfolio shall be calculated and (unless waived in accordance with Section 9.06(b) hereof) paid on each Distribution Date based upon the Aggregate Net Investment Value as of the first day of the related Collection Period, rather than based upon the allocable portion of the Pool Balance, (b) the portion of the Servicing Fee allocable to the 1999-A SUBI Portfolio shall be paid out of cash flows arising from the 1999-A SUBI Portfolio as and to the extent set forth in Section 12.01(c) of the 1999-A SUBI Supplement and the definition of the term "Collections" set forth in Section 10.01 thereof, (c) no Extension Fee with respect to a Lease included in the 1999-A SUBI Portfolio shall constitute part of the Servicing Fee, and (d) the Servicer may be reimbursed for advancing certain Administrative Expenses as provided in Section 9.05(a). Further, as additional servicing compensation with regard to the 1999-A SUBI Portfolio, the Servicer also shall receive income on investment of funds in the Reserve Fund if and to the extent that the balance therein is greater than the Reserve Fund Cash Requirement (and so long as all Excess Collections are not required to be retained in the Reserve Fund pursuant to Section 3.03(c) of the Securitization Trust Agreement) as and to the extent provided in Section 3.04(b) of the Securitization Trust Agreement.

                  (b) So long as World Omni Financial Corp. is the Servicer, the Servicer may, by notice to the Origination Trustee and the Indenture Trustee on or prior to any Determination Date, waive its Servicing Fee with respect to the related Collection Period, so long as the Servicer believes that sufficient collections will be available from Interest Collections on one or more future Distribution Dates (other than from amounts on deposit in the Reserve Fund) to pay such waived Servicing Fee, without interest. If the Servicer so waives such Servicing Fee, the Servicing Fee with respect to such Collection Period shall be deemed to be zero for all purposes, provided, however, that for purposes of clause (c) of the definition of "Interest Collections" in the 1999-A SUBI Supplement and Section 3.03 of the Securitization Trust Agreement, any such waived Servicing Fee thereafter shall be treated as an unpaid Servicing Fee with respect to a prior Collection Period (unless the Servicer continues to waive such Servicing Fee).

                  Section 9.07. Repossession and Sale of Leased Vehicles.

                  Notwithstanding Section 2.06 of the Servicing Agreement, the Servicer need not deduct from Repossessed Vehicle Proceeds, Matured Leased Vehicle Proceeds or other Liquidation Proceeds or Insurance Proceeds with respect to any particular 1999-A Leased Vehicle all related unreimbursed Repossessed Vehicle Expenses, Matured Leased Vehicle Expenses or other Liquidation Expenses or Insurance Expenses prior to transferring such funds out of its operating account. Such expenses may instead be reimbursed as provided in
Section 9.02(g).

                  Section 9.08. Indemnification by Servicer.

                  The Servicer agrees to indemnify, defend and hold harmless the Owner Trustee, the Indenture Trustee and their respective agents for any and all liabilities, losses, damages and expenses (including without limitation reasonable fees and expenses of counsel) that may be incurred by the Owner Trustee, the Indenture Trustee or their respective agents as a result of any act or omission by the Servicer in connection with its maintenance and custody of the Lease Documents, Title Documents, and Lease Records with respect to 1999-A Leases and 1999-A Leased Vehicles, the servicing of the 1999-A Leases, the Servicer's undertakings in clause (e) of Section 2.07 of the Servicing Agreement or any other activity undertaken or omitted by the Servicer with respect to any Trust Asset included in the 1999-A SUBI Portfolio. The obligations set forth in this Section 9.08 shall survive the termination of this Supplement or the resignation or removal of the Servicer (generally or with respect to the 1999-A SUBI Portfolio), the Origination Trustee, the Owner Trustee or the Indenture Trustee.

                  Section 9.09. Third Party Claims.

                  The Servicer shall immediately notify the Owner Trustee and the Indenture Trustee and any other holder of any 1999-A SUBI Certificate upon its learning that a claim of whatever kind that would have a material adverse impact on any UTI Holder, the Transferor, the Origination Trust, the Securitization Trust, the Owner Trustee, the Indenture Trustee, any 1999-A SUBI Asset or the Servicer is being made by a third party with respect to any Lease or Leased Vehicle (whether or not included in the 1999-A SUBI Portfolio) or the servicing thereof or with respect to any other Trust Asset (whether or not constituting a 1999-A SUBI Asset).

                  Section 9.10. Insurance Policies.

                  (a) So long as the 1999-A SUBI Certificate is outstanding, the Servicer will maintain and pay when due all premiums with respect to, and the Servicer may not terminate or cause the termination of, or permit any other insured party to terminate or cause the termination of the following: (i) each Contingent and Excess Liability Insurance Policy, all premiums with respect to which shall constitute Administrative Expenses, unless (A) a replacement insurance policy or policies is obtained providing coverage against third party claims that may be raised against the Origination Trustee, on behalf of the Origination Trust, with respect to any Leased Vehicle included in the 1999-A SUBI Portfolio in an amount at least equal to $10 million per claim, not subject, to this extent, to any annual or aggregate cap (which policy or policies may be a blanket insurance policy or policies covering the Servicer and one or more of its Affiliates), and (B) either each Rating Agency has confirmed (orally or in writing) to the Indenture Trustee to the effect that the obtaining of any such replacement insurance policy or policies, in and of itself, will not cause its then-current rating of any of the Rated Notes to be qualified, reduced or withdrawn, or alternatively (with respect to Moody's only, so long as Moody's is a Rating Agency) such replacement policy is issued by a carrier with a claims paying ability rating of A-2 or better; or (ii) the Residual Value Insurance Policy, all premiums with respect to which shall be an expense of the Servicer, except in the case of compliance with clause (ii) or (iii) of Section 8.01(m) of the Securitization Trust Agreement. Further, the Servicer shall provide each Rating Agency prior notice of the content of any proposed amendment, modification or waiver of the terms of the Residual Value Insurance Policy, whether or not such action requires the approval of any Rating Agency. On or before December 31 of each year, the Servicer shall provide to the Origination Trustee one or more insurance certificates certifying that each of the particular policies it is required to maintain pursuant to this Section 9.10 remains in full force and effect. The obligations of the Servicer pursuant to this Section 9.10 shall survive any termination of the Servicer's obligations with respect to the 1999-A SUBI Portfolio under this Supplement or the Servicing Agreement.

                  (b) On or prior to each Residual Value Loss Determination Date, the Servicer shall determine the Insured Residual Value Loss Amount for the related Collection Period, if any, and shall make a claim under the Residual Value Insurance Policy for any such Insured Residual Value Loss Amount. The proceeds of such claim shall be deposited as set forth in Section 2.02(c) hereof for application as set forth in clause (ii) of Section 3.03(e) of the Securitization Trust Agreement.

                  (c) Once established, the Servicer shall not change the insured residual value of any 1999-A Leased Vehicle under the Residual Value Insurance Policy except (i) in accordance with its customary and usual procedures and (ii) in a manner as will not result in such 1999-A Leased Vehicle not being covered by the Residual Value Insurance Policy.

                  Section 9.11. Servicer Not to Resign; Assignment.

                  (a) If the Servicer resigns in the circumstances contemplated by Section 2.10(a) of the Servicing Agreement, in addition to the requirements set forth therein, the Opinion of Counsel required thereby also shall be reasonably satisfactory to the Indenture Trustee. Any servicing agreement entered into by a new servicer pursuant to that Section 2.10(a) also must contain substantially the same provisions as this Supplement. The Indenture Trustee shall not unreasonably fail to consent to a servicing agreement with a new servicer that proposes to enter into a servicing agreement that meets the standards required by Section 2.10 of the Servicing Agreement and this Supplement. No such resignation shall affect the obligation of the Servicer to remit moneys to the 1999-A SUBI Collection Account (in lieu of unrecoverable insurance proceeds) as set forth in Section 2.11 of the Servicing Agreement and
Section 9.11 hereof, or the obligations of the Servicer pursuant to Section 8.03(c) hereof, Section 2.07(g) of the Servicing Agreement or Section 9.07 hereof, Section 9.02(a) hereof (as to any 1999-A Lease the Maturity Date of which has been extended beyond the specified limit by the Servicer), Section 9.05(a) hereof, or Section 9.09 hereof; no successor Servicer shall be required to undertake any of the foregoing, other than the obligation set forth in
Section 9.05(a) (which shall remain a joint and several obligation of the initial Servicer and any successor Servicer). The Origination Trustee shall give prompt notice to each Rating Agency of any such resignation of the Servicer, and the Origination Trustee and Indenture Trustee must obtain from each Rating Agency a letter approving each substitute servicer.

                  (b) The Servicer may not assign this Supplement or any of its rights, powers, duties or obligations hereunder except in connection with an assignment of the Servicing Agreement as permitted thereby.

                  (c) Except as provided in paragraphs (a) and (b) above, the duties and obligations of the Servicer under this Supplement shall continue until they shall have been terminated as provided in Section 12.01 hereof or in the Servicing Agreement and shall survive the exercise by the Origination Trustee, on behalf of the Origination Trust, of any right or remedy under this Supplement or the Servicing Agreement or the enforcement by the Origination Trustee, on behalf of the Origination Trust, of any provision of the Origination Trust Documents.

                  Section 9.12. Obligor Insurance Coverage in Respect of Leased
                                Vehicles

                  With reference to Section 2.11 of the Servicing Agreement, except as provided in Section 9.02 hereof, the required deposits of insurance proceeds with respect to 1999-A Leased Vehicles into the 1999-A SUBI Collection Account shall be made within two Business Days after receipt thereof.

                  Section 9.13. Corporate Existence; Status; Merger.

                  (a) With reference to Section 2.13(a) of the Servicing Agreement, the Servicer also will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of, or to permit the Servicer to perform its obligations under, this Supplement, the Servicing Agreement and the Securitization Trust Agreement.

                  (b) With reference to Section 2.13(b) of the Servicing Agreement, whenever the consent of the Origination Trustee is required, so also shall the consent of the Indenture Trustee be required, and whenever a successor to the Servicer by merger or consolidation is required to execute and deliver to the Origination Trustee an agreement in form and substance reasonably satisfactory to the Origination Trustee as to the assumption by the successor of the Servicer's obligations under the Servicing Agreement and the other Origination Trust Documents, such agreement also must be reasonably satisfactory to the Indenture Trustee and must contain a similar assumption of the Servicer's obligations under this Supplement.

                  Section 9.14. Mobile Leased Premises.

                  The Servicer as "Lessor," hereby leases to the Transferor and its general partner, World Omni Lease Securitization LLC, each as "Lessee," and Lessee hereby hires and takes as tenant, for a rental of $100 per year for Lessee, certain premises located at 6150 Omni Park Drive, Mobile, Alabama of the minimum dimensions of five (5) feet by eleven (11) feet and surrounded on at least three (3) sides by walls or moveable partitions (the "Mobile Leased Premises"), to be used as the Alabama office of Lessee. The lease of the Mobile Leased Premises to the Lessee pursuant to this Section 9.14 shall continue throughout the term of this Supplement, except in the case of a change in the Servicer's principal Alabama offices, in which case the lease of functionally equivalent premises in the new location from time to time shall continue throughout such term.

                  Section 9.15. Servicer Administrative Duties under the
                                Transaction Documents.

                  The Servicer shall be obligated to perform on behalf of the Securitization Trust all administrative duties required to be performed by the Securitization Trust pursuant to any of the Transaction Documents (including without limitation the preparation, delivery and filing of any and all certificates, reports, filings, and other documents required by law or the Transaction Documents) within the time period specified by and otherwise in compliance with the requirements of such Transaction Documents; provided that nothing in this Section will be deemed to cause the Servicer to be obligated to make payments on the Notes, or to be an obligor or guarantor with respect to the Notes. Without limiting the generality of the foregoing, the Servicer shall, on behalf of the Securitization Trust, perform any and all of the actions required by Section 7.04 of the Indenture.

                                   ARTICLE TEN
                             STATEMENTS AND REPORTS

                  Section 10.01. Reporting by the Servicer.

                  On or prior to each Determination Date and each Transfer Date, the Servicer shall cause to be delivered to the Indenture Trustee a revised Schedule of Leases and Leased Vehicles, containing data as of the last day of the prior Collection Period (in the case of each Determination Date) or as of the related Subsequent Cutoff Date (in the case of each Transfer Date), and which shall contain in addition to the data required by the definition of the term "Schedule of Leases and Leased Vehicles" an identification of all Leases and Leased Vehicles that are 1999-A Leases and 1999-A Leased Vehicles, the Discounted Principal Balance of each 1999-A Lease and the related Cutoff Date for each 1999-A Lease, and on or prior to each Determination Date, shall cause to be delivered to the Origination Trustee, the Indenture Trustee and each Rating Agency a certificate in respect of such Collection Period (the "Servicer's Certificate") substantially in the form attached as Exhibit B (and setting forth such additional information as requested by each Rating Agency from time to time which information the Servicer is able to reasonably provide), containing all information necessary to make the distributions required by Sections 9.02(f) hereof, 12.01(c) of the 1999-A SUBI Supplement, 3.03 of the Securitization Trust Agreement and Section 8.02(b) of the Indenture in respect of the Collection Period immediately preceding such Determination Date. On or prior to each Deposit Date, the Servicer shall cause to be delivered to the Indenture Trustee the statement required by Section 3.06(a) of the Securitization Trust Agreement. Within the time required by Section 3.06(b) of the Securitization Trust Agreement, the Servicer shall cause to be delivered to the Indenture Trustee the statements required by that Section. Any Noteholder or Note Owner may obtain a copy of a Servicer's Certificate upon written request.

                  Section 10.02. Annual Accountants' Reports.

                  The annual report of the Independent Accountants of the Servicer required by Section 3.02 of the Servicing Agreement, to the extent that it refers to the Servicing Agreement, shall also specifically refer to the Servicing Agreement as supplemented by this Supplement, and shall additionally be delivered to the Indenture Trustee and each Rating Agency.

                  Section 10.03. Other Certificates and Notices from Servicer.

                  (a) The annual Officer's Certificate of the Servicer required by Section 3.03 of the Servicing Agreement, to the extent that it refers to the Servicing Agreement, shall also specifically refer to the Servicing Agreement as supplemented by this Supplement, and shall additionally be delivered to the Indenture Trustee and each Rating Agency.

                  (b) The Servicer shall deliver to the Indenture Trustee, the Origination Trustee and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, an Officer's Certificate specifying the nature and status of any event which with the giving of notice or lapse of time, or both, would become a 1999-A Servicer Event of Default.

                  (c) On or prior to each Determination Date, the Servicer shall cause to be delivered to the Indenture Trustee and each Rating Agency an Officer's Certificate stating that neither the Trust nor any of its ERISA
Affiliates: (i) maintains a Plan, which, as of its last valuation date, has Unfunded Current Liability; (ii) anticipates that the value of the assets of any Plan it maintains would not be sufficient to cover any Current Liability; or
(iii) is contemplating benefit improvements with respect to any Plan then maintained by any such entity or the establishment of any new Plan, either of which would cause any such entity to maintain a Plan with Unfunded Current Liability.

                  Section 10.04. Tax Returns.

                  As contemplated by Section 6.12 of the Securitization Trust Agreement, the Servicer shall prepare or cause to be prepared, on behalf of the Transferor, any required federal tax information returns (in a manner consistent with the treatment of the Notes as indebtedness), and the Owner Trustee shall file and distribute such forms as required by law in accordance with the Servicer's instructions. Also as contemplated by Section 6.12 of the Securitization Trust Agreement, if and to the extent the Trust is treated as a partnership for federal income tax purposes, the Servicer shall prepare or cause to be prepared any federal and state income tax returns that may be required with respect to the Securitization Trust or the assets thereof and shall deliver any such returns to the Owner Trustee for signature by the Transferor at least five days prior to the date such returns are required by law to be filed.

                                 ARTICLE ELEVEN
                                SERVICER DEFAULT

                  Section 11.01. Events of Default; Termination of Servicer as
                                 to 1999-A SUBI Portfolio.

                  (a) Any of the following acts or occurrences shall constitute a 1999-A Servicer Event of Default under the Servicing Agreement, as supplemented by this Supplement:

                      i) The Servicer shall have failed to deliver to the Origination Trustee for distribution to or for the account of the holders of the 1999-A SUBI Certificate or to the Indenture Trustee for distribution to the Noteholders any amounts required to be so distributed pursuant to the Servicing Agreement or this Supplement, which failure continues for five Business Days after discovery of such failure by an officer of the Servicer or receipt by the Servicer of written notice thereof from the Origination Trustee, the Indenture Trustee or Noteholders representing not less than 25% of the aggregate Percentage Interests;

                      ii) The Origination Trustee or the Indenture Trustee shall not have received any report relating to the 1999-A SUBI Portfolio and required to be delivered to it pursuant to the Servicing Agreement or this Supplement within ten Business Days after the date any such report is due;

                      (iii) The Servicer shall default in the due performance and observance of any other provision of the Servicing Agreement or this Supplement with regard to the 1999-A SUBI Portfolio, which default materially and adversely affects the rights of the holder of the 1999-A SUBI Certificate, the Certificate or the Noteholders, and such default shall have continued for a period of 60 days after written notice thereof shall have been given to the Servicer by the Origination Trustee, the Indenture Trustee or by Noteholders representing not less than 25% of the aggregate Percentage Interests;

                      (iv) The Event of Default set forth in Section 4.01(a)(iv) of the Servicing Agreement;

                      (v) The Event of Default set forth in Section 4.01(a)(v) of the Servicing Agreement;

                      (vi) Any representation, warranty or statement of the Servicer made in the Servicing Agreement or this Supplement relating to the 1999-A SUBI Portfolio or any certificate, report or other writing delivered pursuant hereto or thereto relating to the 1999-A SUBI Portfolio shall prove to be incorrect in any material respect as of the time when the same shall have been made and, within 30 days after written notice thereof shall have been given to the Servicer by the Origination Trustee, the Indenture Trustee or Noteholders representing not less than 25% of the aggregate Percentage Interests, the circumstance or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured;

                      (vii) The Servicer shall have failed to make an Advance (other than any Nonrecoverable Advance) at the time and in the amount required by Section 9.04(a) hereof, which failure continues for five Business Days after discovery of such failure by an officer of the Servicer or receipt by the Servicer of written notice thereof from the Origination Trustee, the Indenture Trustee or Noteholders representing not less than 25% of the aggregate Percentage Interests;

                      (viii) The Servicer shall have failed to pay promptly any Insurance Proceeds pursuant to Section 9.12 hereof and Section 2.11 of the Servicing Agreement at the time such moneys would otherwise be recoverable under the comprehensive, collision, public liability and property damage policy required to be maintained by an Obligor under the related Lease, which failure continues for five Business Days after discovery of such failure by an officer of the Servicer or receipt by the Servicer of written notice thereof from the Origination Trustee, the Indenture Trustee or Noteholders representing not less than 25% of the aggregate Percentage Interests;

                      (ix) The Servicer shall have failed to perform its obligations under Section 9.10(a) hereof with respect to the Contingent and Excess Liability Insurance Policies or the Residual Value Insurance Policy; or

                      (x) The Transferor shall have failed to timely perform its obligations under the fourth sentence of Section 3.04(b) of the Securitization Trust Agreement with regard to the deposit into the Reserve Fund of an amount equal to the RV Insurer Reserve Fund Supplemental Requirement in the event of an RV Insurer Trigger Event.

                  Notwithstanding the foregoing, a delay or failure in the performance referred to under clause (i), (vii) or (viii) above for a period of ten Business Days, or referred to in clause (ii) above for a period of 20 Business Days, or referred to in clause (iii) for a period of 90 days, or referred to in clause (vi) for a period of 60 days, shall not constitute a 1999-A Servicer Event of Default if arising from a Force Majeure. Upon the occurrence of a Force Majeure, the Servicer shall not be relieved from using all commercially reasonable efforts to perform its obligations in a timely manner, and the Servicer shall provide to the Indenture Trustee, the Origination Trustee, the Transferor and the Noteholders prompt notice of such failure or delay, together with a description of its efforts to perform its obligations.

                  (b) Notwithstanding anything to the contrary in the Servicing Agreement, the rights and powers of the Servicer may not be terminated with regard to the 1999-A SUBI Portfolio absent a 1999-A Servicer Event of Default, as further set forth below. The consequences of a 1999-A Servicer Event of Default shall be as set forth in Section 4.01(b) of the Servicing Agreement with respect to an Event of Default, as modified by this Section 11.01(b). For those purposes, references in Section 4.01(b) of the Servicing Agreement, to an Event of Default shall mean a 1999-A Servicer Event of Default. Further, in the case of the 1999-A SUBI, references to "the holder of the requisite percentage of any SUBI" shall refer either to the Indenture Trustee, or to Noteholders representing more than 50% of the aggregate Percentage Interests (acting as a single Class). If a 1999-A Servicer Event of Default shall have occurred and be continuing, the Origination Trustee, on behalf of the Origination Trust, upon the direction of the Indenture Trustee or Noteholders representing more than 50% of the aggregate Percentage Interests (acting as a single class), shall, by notice given to the Servicer, terminate the portion of the rights and powers of the Servicer under the Servicing Agreement, as supplemented by this Supplement, with respect to the 1999-A SUBI Portfolio. Upon the giving of any such notice described in the preceding sentence or in Section 4.01(b) of the Servicing Agreement, all rights, powers, duties and responsibilities of the Servicer under the Servicing Agreement, as supplemented by this Supplement with respect to the 1999-A SUBI Portfolio, whether with respect to the related Lease Documents, the related Title Documents or Lease Records, the 1999-A SUBI Collection Account, the Distribution Account, any 1999-A Lease Funding Account, the Reserve Fund, the Servicing Fee or otherwise, but excluding the obligations set forth below as being retained by the Servicer, shall vest in and be assumed by the Trust Agent or, if the Trust Agent declines to act as successor servicer as permitted below, a new servicer as provided in Section 4.01(b) of the Servicing Agreement, and each of the Trust Agent and the Origination Trustee is each hereby irrevocably authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments (including any notices to Obligors deemed necessary or advisable by the Trust Agent or Origination Trustee), and to do or accomplish all other acts or things necessary or appropriate to effect such vesting and assumption, including, without limitation, directing the Obligors to remit Monthly Contract Payments, Prepayments and all other payments on or in respect of the 1999-A Leases and the 1999-A Leased Vehicles to an account or address designated by the Trust Agent or such new servicer. Further, in such event, the Servicer shall use commercially reasonable efforts to effect the orderly and efficient transfer of the servicing of the 1999-A Leases to the Trust Agent or new servicer, and as promptly as practicable, the Servicer shall provide to the Trust Agent or new servicer, as the case may be, a current computer tape containing all information from the Lease Records required for the proper servicing of the 1999-A Leases, together with documentation containing any and all information necessary for use of the tape. The Trust Agent may resign or decline to serve as the Servicer of the 1999-A SUBI Portfolio by giving written notice of such resignation or declination to the Origination Trustee and the Indenture Trustee and in such event will be released from such duties and obligations, such resignation or declination and such release not to be effective until the date a new servicer enters into a servicing agreement with the Origination Trustee as provided in
Section 4.01(b) of the Servicing Agreement and the Origination Trustee and Indenture Trustee receive from each Rating Agency a letter approving such substitute servicer. Upon delivery of any such notice to the Origination Trustee, the Origination Trustee shall use its commercially reasonable efforts, upon not less than 30 days' prior written notice to the Indenture Trustee and the Noteholders, to obtain a new servicer for the 1999-A SUBI Portfolio, which shall be an Eligible Servicer, and which shall enter into a servicing agreement with the Origination Trustee as provided in Section 4.01(b) of the Servicing Agreement. If, within 30 days after the delivery of the notice to the Origination Trustee and the Indenture Trustee referred to above, the Origination Trustee shall not have obtained such a new servicer for the 1999-A SUBI Portfolio, the Indenture Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a successor servicer to service the 1999-A Leases.

                  No termination of the Servicer as to the 1999-A SUBI Portfolio shall affect the obligations of the Servicer pursuant to Section 2.01(b)(i) of the Servicing Agreement, Section 2.11 of the Servicing Agreement or Section 9.10 hereof, Section 2.07(g) of the Servicing Agreement or Section 9.08 hereof,
Section 8.03 hereof, Section 9.02(a) hereof (as to any 1999-A Lease the Maturity Date of which has been extended beyond the specified limit by the Servicer), or
Section 9.01(a) hereof.

                  The Origination Trustee shall give prompt notice to each Rating Agency of any termination of the Servicer affecting the 1999-A SUBI Portfolio pursuant to this Section 11.01(b) or pursuant to Section 4.01(b) of the Servicing Agreement.

                  Section 11.02. No Effect on Other Parties.

                  Upon any termination of the rights and powers of the Servicer with respect to the 1999-A SUBI Portfolio from time to time pursuant to Section
11.01 hereof or Section 4.01 of the Servicing Agreement, or upon any appointment of a successor to the Servicer with respect to the 1999-A SUBI Portfolio, all the rights, powers, duties and obligations of the Origination Trustee, the Indenture Trustee, the Owner Trustee, the Securitization Trust, the UTI Holder and the Transferor under this Agreement, the Securitization Trust Agreement, the Indenture, the 1999-A SUBI Supplement, or any other Origination Trust Document shall remain unaffected by such termination or appointment and shall remain in full force and effect thereafter, except as otherwise expressly provided herein or therein.

                                 ARTICLE TWELVE
                                  MISCELLANEOUS

                  Section 12.01. Termination of Agreement.

                  In connection with any purchase by the Transferor of the corpus of the Securitization Trust pursuant to Section 7.02 of the Securitization Trust Agreement, and the Transferor's then succeeding to all of the interest in the 1999-A SUBI represented by the 1999-A SUBI Certificate, and if the UTI Holder shall thereafter succeed to such interest in the 1999-A SUBI, the Servicer, upon the direction of the UTI Holder as provided in Section 11.05 of the 1999-A SUBI Supplement, shall reallocate all 1999-A Leases, 1999-A Leased Vehicles and related 1999-A SUBI Assets to the UTI Portfolio.

                  Except as provided in this Section 12.01, the respective duties and obligations of the Servicer and the Origination Trustee with respect to the 1999-A SUBI Portfolio created by the Servicing Agreement and this Supplement shall terminate upon the termination of the Securitization Trust Agreement pursuant to Section 7.01 thereof or upon the earlier termination of the Servicing Agreement pursuant to Section 5.01 thereof. Upon such a termination, the Servicer shall pay over to the Origination Trustee or any other Person entitled thereto all moneys held by the Servicer with respect to the 1999-A SUBI Portfolio pursuant to the Servicing Agreement and this Supplement.

                  Section 12.02. Amendment.

                  (a) Notwithstanding Section 5.02(a) of the Servicing Agreement, the Servicing Agreement, as supplemented by this Supplement, to the extent that it deals with the 1999-A SUBI Portfolio, may be amended from time to time in a writing signed by the Origination Trustee, on behalf of the Origination Trust, the Trust Agent (but only to the extent that such amendment deals with Section 11.01(b)) and the Servicer, with the prior written consent of the Indenture Trustee, which shall be given only in the circumstances contemplated by Section 9.01 of the Securitization Trust Agreement.

                  (b) The Servicer shall provide each Rating Agency prior notice of the content of any proposed amendment to the Servicing Agreement, whether or not such amendment relates to the 1999-A SUBI or requires approval of any Rating Agency.

                  Section 12.03. Governing Law.

                  THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS.

                  Section 12.04. Notices.

                  The notice provisions of Section 5.04 of the Servicing Agreement shall apply equally to this Supplement, provided that any notice to the Indenture Trustee shall be addressed as follows:

                          Harris Trust and Savings Bank
                          311 W. Monroe
                          12th Floor
                          Chicago, Illinois 60606
                          Attention: Corporate Trust Office

and any notice to the Owner Trustee shall be addressed as follows:

                           Chase Manhattan Bank Delaware
                           1201 N. Market Street
                           8th Floor
                           Wilmington, DE 19801
                           Attention: Mr. Michael McCarthy,
                                      Corporate Trust Office

                  Section 12.05. Severability.

                  If one or more of the provisions of this Supplement shall be for any reason whatever held invalid or unenforceable, such provisions shall be deemed severable from the remaining covenants, agreements and provisions of this Supplement, and such invalidity or unenforceability shall in no way affect the validity or enforceability of such remaining covenants, agreements and provisions, or the rights of any parties hereto. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this Supplement invalid or unenforceable in any respect.

                  Section 12.06. Inspection and Audit Rights.

                  The Servicer agrees to afford the same inspection and audit rights to any representative or designee of the Owner Trustee or Indenture Trustee as granted to any representative or designee of the Origination Trustee pursuant to Section 5.06 of the Servicing Agreement, but only with respect to the books of account, records, reports and other papers of the Servicer relating to the 1999-A SUBI Portfolio.

                  Section 12.07. Binding Effect.

                  The provisions of the Servicing Agreement and this Supplement, insofar as they relate to the 1999-A SUBI Portfolio, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and all such provisions also shall inure to the benefit of the Origination Trustee, on behalf of the Origination Trust, and the Securitization Trustee. Further, all references herein to Persons or entities other than parties hereto shall be deemed to refer to the successors and permitted assigns of such persons, to the extent that such construction is reasonably possible; to the extent that such construction is not reasonably possible, the parties hereto shall amend this Supplement to as to effect the original intent of the parties as closely as possible in an acceptable manner.

                  Section 12.08. Article and Section Headings.

                  The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

                  Section 12.09. Execution in Counterparts.

                  This Supplement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

                  Section 12.10. Rights Cumulative.

                  All rights and remedies from time to time conferred upon or reserved to the Origination Trustee, on behalf of the Origination Trust, the Servicer, the Owner Trustee or the Indenture Trustee or to any or all of the foregoing are cumulative, and none is intended to be exclusive of another. No delay or omission in insisting upon the strict observance or performance of any provision of this Agreement, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy. Every right and remedy may be exercised from time to time and as often as deemed expedient.

                  Section 12.11. Further Assurances.

                  Each party will do such acts, and execute and deliver to any other party such additional documents or instruments as may be reasonably requested in order to effect the purposes of this Supplement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder.

                  Section 12.12. Third-Party Beneficiaries.

                  The Servicing Agreement and this Supplement, insofar as they relate to the 1999-A SUBI Portfolio, will inure to the benefit of and be binding upon the parties hereto, and each of the holders of any legal or beneficial interest in the 1999-A SUBI Certificate (including without limitation the Indenture Trustee, the Owner Trustee, the Securitization Trust, the Certificateholder and the Noteholders), who shall be considered to be third-party beneficiaries hereof. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

                            [SIGNATURES ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers duly authorized as of the day and year first above written.


                                 WORLD OMNI FINANCIAL CORP.


                                 By:
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------


                                 VT INC., as trustee of World Omni LT


                                 By:
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------


                                 WORLD OMNI LEASE SECURITIZATION L.P.
                                 (solely for purposes of Section 9.14)


                                 By: WORLD OMNI LEASE SECURITIZATION
                                          LLC, its general partner


                                 By:
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------


                                 U.S. BANK NATIONAL ASSOCIATION, as Trust Agent (solely for purposes of Section 11.01(b))


                                 By:
                                     -------------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                            ------------------------------------

Acknowledged and Agreed:

Harris Trust and Savings Bank, as Indenture Trustee (solely for purposes of acknowledging the provisions of Articles Seven, Eight and Eleven and Sections 9.01, 9.02, 9.03, 9.04, 9.05, 9.06, 9.08, 9.09, 9.10, 9.11, 9.13, 10.01, 10.02,
10.03, 12.02, 12.04, 12.06, 12.10 and 12.12 hereof)


 By:
     -------------------------------------------
     Name:
            ------------------------------------
     Title:
            ------------------------------------


World Omni 1999-A Automobile Lease Securitization Trust

By: Chase Manhattan Bank Delaware, not in its individual capacity but solely as Owner Trustee


 By:
     -------------------------------------------
     Name:
            ------------------------------------
     Title:
            ------------------------------------

                                                                       EXHIBIT A

                          SCHEDULE OF 1999-A LEASES AND
              1999-A LEASED VEHICLES AS OF THE INITIAL CUTOFF DATE

[Omitted. Copies on file with the Servicer, the Origination Trustee, the Owner Trustee and the Indenture Trustee.]

                                                                       EXHIBIT B

                         FORM OF SERVICER'S CERTIFICATE